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                                                                 EXHIBIT 23.01



                        Consent of Independent Auditors'


The Board of Directors
Guilford Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "experts" in the prospectus.

Philadelphia, Pennsylvania
November 16, 2000